ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT

THIS ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT (this "Assignment") is executed effective as of November 17, 2014, by and between TOTB Miami, LLC, a Florida limited liability company ("Borrower"), having an address at 2221 Olympic Blvd., Walnut Creek, CA 94595 and Internacional Realty Management, LLC a Texas limited liability company ("Manager"), having an address at 2251 Broadway, Suite 108, San Antonio, Texas 78215 for the benefit of BANK OF THE OZARKS and its successors and assigns ("Lender"), having an address at 8201 Preston Road, Suite 700, Dallas, Texas  75225.

RECITALS:

WHEREAS, pursuant to that certain Management Agreement (the "Management Agreement"), by and between Borrower and Manager, a true, correct and complete copy of which is attached hereto as Exhibit A, Manager provides certain management services relating to the Mortgaged Property and Manager is entitled to certain fees provided therein (collectively, the "Management Fee");

WHEREAS, Lender has made a loan made to Borrower (the "Loan"), which Loan is evidenced by that certain Loan Agreement (the "Loan Agreement"), dated as of the date hereof, by and between Lender and Borrower, and by that certain Promissory Note (the "Note"), dated as of the date hereof, by Borrower to Lender in the original principal amount of $13,000,000.00;

WHEREAS, the Loan is secured by, among other things, that certain Mortgage, Security Agreement and Fixture Filing (the "Lien Instrument"), dated as of the date hereof, by Borrower and encumbering the property described therein (the “Mortgaged Property”).  The Loan Agreement, the Note, the Lien Instrument, this Assignment and all other documents now or hereafter executed or delivered in connection with the Loan are hereinafter collectively referred to as the "Loan Documents"; and

WHEREAS, Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement to Lender and that Manager subordinate its interest in the Management Fee to the lien of the Lien Instrument and the payment of all amounts accruing under the Loan Documents as set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Lender to make the Loan to Borrower, the parties hereto hereby agree as follows:

1.  Assignment of Management Agreement.  As additional security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest (but not Borrower's obligations) in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, upon an Event of Default (as defined in the Loan Agreement).  Borrower hereby irrevocably appoints Lender as Borrower's attorney-in-fact from and after the occurrence and during the continuance of an Event of Default, which appointment is coupled with an interest and is therefore irrevocable, with full power of substitution in the name of Borrower, to do all things and to execute and deliver all documents and receipt for all monies which are necessary or desirable in the performance or enforcement of the Management Agreement.

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2.  Subordination of Management Agreement and Management Fee.  The Management Agreement, the Management Fee, and any and all liens, rights, interests and privileges (whether choate or inchoate and including, without limitation, all mechanic's and materialmen's liens under applicable law) owed, claimed or held by Manager, as applicable, in and to the Mortgaged Property are hereby and shall at all times continue to be subject and unconditionally subordinate in all respects to the lien and security interests created or to be created for the benefit of Lender under, and to the terms, covenants and provisions of, the Loan Documents, and to any renewals, extensions, modifications, assignments, replacements, or consolidations thereof and the rights, privileges, and powers of Lender thereunder.  Notwithstanding the foregoing, provided no Event of Default has occurred and is then continuing, Manager shall be entitled to receive the Management Fee, provided that, any Management Fee in excess of four percent (4%) of gross revenues shall not be paid to or collected by Manager unless all amounts then payable under the Loan Documents shall have been paid in full and all operating expenses for the Mortgaged Property are paid in full.

3.  Borrower's Covenants.  Borrower hereby covenants and agrees that Borrower will (a) fulfill and perform in all material respects the material terms, covenants and provisions of the Management Agreement to be fulfilled or performed by Borrower thereunder; (b) give prompt written notice to Lender of any written notice received by Borrower under the Management Agreement, together with a complete copy of any such notice; (c) enforce, short of termination thereof, the performance and observance of the material terms, covenants and provisions of the Management Agreement to be performed or observed by Manager; (d) not assign the Management Agreement or its rights and obligations thereunder, except for this Assignment and as may be otherwise permitted under the Loan Documents (and Borrower hereby represents and warrants to Lender that no previous assignment of its interest in the Management Agreement has been made); and (e) not terminate or amend the Management Agreement without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed.

4.  Manager’s Representations, Warranties and Covenants.  Manager represents and warrants to, and covenants with, Lender, as of the date hereof, that (a) Manager has agreed to act as manager of the Mortgaged Property pursuant to the Management Agreement; (b) the entire agreement between Manager and Borrower with respect to the Mortgaged Property is evidenced by the Management Agreement; (c) the Management Agreement constitutes the valid and binding agreement of Manager, enforceable in accordance with its terms, and Manager has full authority under all state and local laws and regulations, to perform all of its obligations under the Management Agreement; (d) neither Manager nor Borrower is in default in the performance of any of its obligations under the Management Agreement and all payments and fees required to be paid by Borrower to Manager thereunder have been paid to the date hereof; (e) Manager will deliver to Lender copies of any notices, demands or reports delivered by Manager to Borrower under the Management Agreement (simultaneously with delivery to Borrower) and copies of all material notices received or given by Manager with respect to any portion of the Mortgaged Property; and (f) immediately upon the occurrence of a Manager Control Change (defined below), Manager shall give notice of such change to Lender.  Manager does hereby waive any option or right of first refusal to purchase all or any portion of the Mortgaged Property described in the Management Agreement or otherwise held by Manager, including, without limitation, any such right which would be initiated in the event of an acquisition of the Mortgaged Property by Lender (or any nominee or designee of Lender) or any purchase and/or acquisition of the Mortgaged Property at foreclosure pursuant to the Lien Instrument or by deed in lieu of foreclosure.

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5.  Additional Manager Covenants Regarding the Management Agreement.  Until such time as the Loan shall have been paid in full, together with any and all other amounts which shall be due and payable under the terms of the Loan Documents, Manager shall not take any of the following actions with respect to the Management Agreement without the prior written consent of Lender, which consent shall not be unreasonably withheld, conditioned or delayed:

(a)  declare a default under the Management Agreement or exercise any of its remedies under the Management Agreement (including, without limitation, terminating the Management Agreement) without first notifying Lender in writing of any default by Borrower, simultaneously with notice to Borrower under the Management Agreement or, if the Management Agreement shall not require notice to Borrower with respect to such default, promptly after Manager becomes aware thereof, and Lender shall have a cure period of thirty (30) days from the later of the date of receipt of such notice by Lender or the expiration of any cure period granted to Borrower under the Management Agreement with respect to such default, to cure any such default (or if such default is not curable within said 30-day period, such additional time as is required by Lender, provided that, Lender commences such action within such 30-day period and thereafter diligently proceeds to cure such default; provided further that, if such default by Borrower is not susceptible to cure by Lender, such default shall be deemed waived by Manager upon Lender taking possession of the Mortgaged Property);

(b)  enter into any agreement modifying or amending the Management Agreement or increasing Borrower's obligations or reducing Borrower's rights under the Management Agreement or increasing Manager's rights or decreasing Manager's obligations thereunder and any such modification or amendment without Lender's consent shall not be binding upon Lender;

(c)  commence any legal proceedings against Borrower or commence any remedial action against the Mortgaged Property;

(d)  commence or consent to any bankruptcy, insolvency, reorganization or similar proceeding by or against Borrower; or

(e)  assign any of its rights or obligations under the Management Agreement.

6.  Termination of Management Agreement by Lender.

(a)  Subject to the provisions of the Loan Documents, Lender may terminate the Management Agreement, by notice to Borrower and Manager, effective ten (10) days after delivery of such notice (i) For Cause (as defined below); (ii) at any time after the occurrence and during the continuance of an Event of Default under the Loan Documents; or (iii) after any change in control of Manager (a "Manager Control Change").  The term "For Cause" shall mean Manager's gross negligence, willful misconduct or fraud or Manager's default beyond the expiration of any applicable notice or grace period in the performance of its obligations under the Management Agreement.  The term "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of Manager, whether through ownership of voting securities, by contract or otherwise; provided, however, to the extent fifty percent (50%) in the direct or indirect ownership of Manager should change, such change shall be deemed to be a change in control of Manager.

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(b)  Upon such termination (i) Manager and Borrower shall cooperate with any successor manager to ensure an orderly transfer of the management of the Mortgaged Property and shall turn over all books and records, funds, contracts, leases, agreements and equipment, if any, held by Manager relating to the Mortgaged Property; and (ii) Manager shall be entitled only to the payment of any Management Fees earned prior to the termination of the Management Agreement and, notwithstanding any provision to the contrary in the Management Agreement, no monetary penalties, termination or similar fees shall be paid to Manager, (iii) Manager shall look solely to Borrower, and not to Lender, for the payment of any sums due to Manager under the terms of the Management Agreement or any obligations on the part of Borrower under the Management Agreement, and (iv) to the extent permitted by law, Manager hereby waives any and all rights to file any lien or encumbrance against the Mortgaged Property relating thereto.

7.  Subsequent Owner’s Right to Continue or Terminate the Management Agreement.

(a)  If Lender (including any nominee or designee of Lender) or any purchaser of the Mortgaged Property at foreclosure or by deed in lieu of foreclosure shall take title to all or any portion of the Mortgaged Property (a “Subsequent Owner”), Manager shall, at the request of such Subsequent Owner, continue performance, on behalf of such Subsequent Owner, of all of Manager's obligations under the terms of the Management Agreement, provided that, such Subsequent Owner shall give Manager notice of such request and such Subsequent Owner performs or causes to be performed the obligations of Borrower under the Management Agreement accruing or arising from and after the effective date of such notice.  Notwithstanding the foregoing, the Management Agreement shall be terminable at the option of any Subsequent Owner by written notice to Manager, effective ten (10) days after delivery of such notice, at any time prior to any request by such Subsequent Owner to continue performance, and such Subsequent Owner waives the right to subsequently terminate the Management Agreement (except pursuant to Section 7(b)).  The terms and provisions of Section 6(b) shall apply to any termination under this Section.

(b)  In the event a Subsequent Owner requests Manager to continue performing under Section 7(a) and then subsequently sells, assigns or transfers the Mortgaged Property to a third party, such Subsequent Owner may terminate the Management Agreement by written notice to Manager, effective ten (10) days after delivery of such notice.  The terms and provisions of Section 6(b) shall apply to any termination under this Section.

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8.  Lender Not Obligated Under Management Agreement.  Manager agrees that nothing herein shall impose upon Lender any obligation for payment or performance in favor of Manager, except as, and to the extent, provided in Section 7(a) if Lender requests that Manager continue to perform its obligations under the Management Agreement.

9.  Lender's Reliance on Representations.  Manager has executed this Assignment for the purpose of inducing Lender to make the Loan to Borrower and with full knowledge that Lender shall rely upon the representations, warranties and agreements herein contained when making Loan advances to Borrower, and that but for this Assignment and the representations, warranties and agreements herein contained, Lender would not take such actions.

10.  INDEMNIFICATION.  LENDER SHALL NOT BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION OF BORROWER AS A RESULT OF THIS ASSIGNMENT HEREBY EFFECTED, AND BORROWER SHALL PROTECT, INDEMNIFY, DEFEND AND SAVE LENDER HARMLESS FROM AND AGAINST ALL LIABILITIES, OBLIGATIONS, CLAIMS, DAMAGES, PENALTIES, CAUSES OF ACTION, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, COURT COSTS AND REASONABLE ATTORNEYS' FEES AND EXPENSES) (COLLECTIVELY, "CLAIMS") IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST LENDER BY REASON OF ANY ACT (OTHER THAN ACTS OF LENDER EXPRESSLY PROHIBITED HEREUNDER INCLUDING WITHOUT LIMITATION LENDER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR TAKEN AFTER LENDER HAS TAKEN ACTUAL POSSESSION OF THE MORTGAGED PROPERTY) UNDER THIS ASSIGNMENT.  SHOULD LENDER INCUR ANY SUCH LIABILITY, LOSS OR DAMAGE BY REASON OF THIS ASSIGNMENT, OR IN DEFENSE OF ANY SUCH CLAIM OR DEMAND, THE AMOUNT THEREOF, INCLUDING, WITHOUT LIMITATION, COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, TOGETHER WITH INTEREST THEREON (IF SUCH AMOUNT IS NOT PAID IMMEDIATELY UPON DEMAND THEREFOR) AT THE DEFAULT INTEREST RATE (AS DEFINED IN THE NOTE), SHALL BE PAYABLE ON DEMAND AND SHALL BE INCLUDED IN THE INDEBTEDNESS SECURED BY THE LIEN INSTRUMENT.  MANAGER SHALL PROTECT, INDEMNIFY, DEFEND AND SAVE LENDER HARMLESS FROM AND AGAINST ALL CLAIMS IMPOSED UPON OR INCURRED BY OR ASSERTED AGAINST LENDER BY REASON OF, OR IN ANY WAY RELATED TO A BREACH OF ANY REPRESENTATION OR COVENANT CONTAINED HEREIN BY MANAGER.  BORROWER HEREBY AGREES TO PROTECT, DEFEND, INDEMNIFY AND HOLD LENDER HARMLESS FROM AND AGAINST ALL CLAIMS RESULTING FROM ANY FAILURE OF BORROWER TO PERFORM AND OBSERVE, AT THE TIME AND IN THE MANNER THEREIN PROVIDED, EACH OF THE COVENANTS, AGREEMENTS AND OBLIGATIONS OF BORROWER CONTAINED IN THE MANAGEMENT AGREEMENT.  NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, BORROWER SHALL NOT BE OBLIGATED FOR ANY CLAIMS WITH RESPECT TO MATTERS FIRST ARISING AFTER LENDER OR ITS NOMINEE OR DESIGNEE SHALL HAVE TAKEN TITLE TO THE MORTGAGED PROPERTY, WHETHER BY FORECLOSURE, DEED IN LIEU OF FORECLOSURE OR OTHERWISE (BUT ONLY TO THE EXTENT THAT SUCH CLAIMS ARE NOT THE RESULT OF ANY ACT OR OMISSION OF BORROWER OR ANY AFFILIATE OR AGENT OF BORROWER).

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11.  Estoppel Certificate.  Manager shall, at the request of Lender, execute an estoppel certificate stating that the provisions of the Management Agreement have not been modified or amended, and that all fees due and payable to Manager under the Management Agreement have been paid in full.

12.  No Joint Venture.  Lender and Manager have no obligation to each other with respect to the Lien Instrument or the other Loan Documents except as provided herein and Manager shall not be a third party beneficiary with respect to any of Lender's obligations to Borrower set forth in the Loan Documents.  The relationship of Lender to Borrower, is one of creditor to debtor, and Lender is not a joint venturer or partner of Borrower.

13.  Binding Nature of Assignment.  This Assignment shall be binding upon Manager and Borrower and Manager's and Borrower's respective successors and permitted assigns and shall inure to the benefit of Lender and Lender's successors and assigns, any receiver in possession of the Mortgaged Property, and any party acquiring title to the Mortgaged Property by reason of foreclosure, power of sale, deed in lieu of foreclosure or otherwise.

14.  Termination of this Assignment.  At such time as the Loan is paid in full and the Lien Instrument has been released of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate.

15.  Notices.  All notices, consents, approvals, requests or other communications required or permitted hereunder shall be given and shall become effective as provided in the Loan Agreement.  Any notice or other communication to Manager shall be addressed as follows (or at such other address and person as shall be designated by Manager from time to time in accordance with the Loan Agreement):

Manager:	Internacional Realty Management, LLC
_______________________________
_______________________________
Attn:	________________________

With a copy to:	_______________________________
_______________________________
_______________________________
Attn:	________________________

16.  Amendments; Modifications.  This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Manager or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

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17.  Inconsistencies with Management Agreement.  This Assignment shall supersede, to the extent inconsistent therewith, any provisions of the Management Agreement.  Manager has been furnished with a copy of the Lien Instrument and the other Loan Documents and is familiar with the terms thereof and Manager hereby waives any provisions of the Management Agreement to the extent such provisions are inconsistent with the terms and provisions of this Assignment, the Lien Instrument or the other Loan Documents.

18.  Rights of Lender Cumulative.  The rights of Lender under this Assignment shall be in addition to any other rights and remedies available to Lender under the terms of the Loan Documents.

19.  Duplicate Originals; Counterparts.  This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original.  This Assignment may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall constitute a single instrument, for the same effect as if all parties hereto had signed the same signature page.  Any signature page of this Assignment may be detached from any counterpart of this Assignment without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Assignment identical in form hereto but having attached to it one or more additional signature pages.  The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.  Counterparts hereof which are transmitted by facsimile or electronic transmission shall be given the identical legal effect as an original.

20.  Partial Invalidity.  In the event any term or provision of this Assignment or the application thereof to any person or circumstance shall, for any reason and to any extent be invalid or unenforceable, the remaining terms and provisions of this Assignment shall not be affected thereby, but rather shall be enforceable to the fullest extent permitted by law.

21.  Further Documentation.  The parties hereto agree to execute and deliver any and all further documents and instruments reasonably requested by any party hereto or any title insurance company to give effect to the terms and provisions of this Assignment.  Manager agrees to execute such further agreements of subordination as may be reasonably determined by Lender to be necessary to establish or confirm the priority in lien and payment of the Lien Instrument over the lien of the Management Agreement, which agreements shall be in substantially the same form as this Assignment and contain such matters of estoppel with respect to Manager's receipt of fees as may be true as of the date of such execution and as may be required by Lender.

22.  GOVERNING LAW.  THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

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23.  SPECIFIC NOTICE.  IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS ASSIGNMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY BORROWER OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER'S OWN NEGLIGENCE.

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IN WITNESS WHEREOF, the undersigned have executed this Assignment to be effective as of the date set forth in the first paragraph hereof.

BORROWER:

TOTB Miami, LLC,
a Florida limited liability company

By:  OWENS FINANCIAL GROUP, INC., a California corporation
Its: Manager

By:  _________________________________
        William C. Owens, President

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MANAGER:

Internacional Realty Management, LLC,

a _________________________________

By:_________________________________

Name:

Title:

ASSIGNMENT AND SUBORDINATION OF MANAGEMENT AGREEMENT – Signature Page

EXHIBIT A

Management Agreement

[A copy of the Management Agreement follows this cover page.]

EXHIBIT A, Management Agreement – Cover Page